Notes Receivable, Net	12 Months Ended
Sep. 30, 2025
Notes Receivable, Net [Abstract]
NOTES RECEIVABLE, NET

NOTE 4 – NOTES RECEIVABLE, NET

Notes receivable, net as of September 30, 2025 and 2024 consisted of the following:

	2025	2024
Notes receivable	$8,497,044	$8,122,287
Less: allowance for expected credit losses	(138,247)	(220,503)
Notes receivable, net	$8,358,797	$7,901,784

Movement of allowance for expected credit losses are as follow:

	2025	2024
Beginning balance	$220,503	$-
Cumulative-effect adjustment of adoption of CECL	-	116,097
(Reversal)/Addition	(78,089)	97,214
Exchange difference	(4,167)	7,192
Ending balance	$138,247	$220,503

Notes receivable consisted of bank acceptance notes and commercial acceptance notes. These notes with 3-6 months maturity dates were issued by customers to pay their payable balances to the Company. Factored notes receivables with recourse amounted $4,122,341 and $1,249,765 were recorded as short-term borrowings as of September 30, 2025 and 2024, respectively.